UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 9, 2026

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 State Street, Suite 400
Southlake, TX 76092
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant's Certifying Accountant.
(a)On July 9, 2026, Natural Gas Services Group, Inc., (the “Company”) was advised by Ham, Langston & Brezina, L.L.P. (“HL&B”), the Company’s independent registered public accounting firm, that HL&B completed a transaction pursuant to which, among other things, CohnReznick LLP (“CohnReznick”) acquired certain assets of HL&B. In connection with the closing of this transaction, on July 9, 2026, HL&B resigned as the Company’s independent registered public accounting firm.
(b)    On July 9, 2026 the Company’s Board of Directors (the “Board”) upon recommendation of the Audit Committee of the Board approved the appointment of CohnReznick as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2026.
The audit reports of HL&B on the Company’s consolidated financial statements as of and for the years ended December 31, 2025 and 2024, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended December 31, 2025 and 2024, and the subsequent interim period through July 9, 2026, there were no (a) disagreements with HL&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to HL&B’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) “reportable events” requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.
The Company provided HL&B with a copy of the foregoing disclosures the Company is making in response to Item 4.01 in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that HL&B furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of HL&B’s letter to the Commission, dated July 10, 2026, is attached hereto as Exhibit 16.1.
During the years ended December 31, 2025 and 2024, and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company, nor anyone on its behalf, consulted with CohnReznick regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Ham, Langston & Brezina, L.L.P., dated July 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Dated: July 10, 2026	By:	/s/ Justin C. Jacobs
Name: Justin C. Jacobs
Title: Chief Executive Officer